                      SECURITY FUNDS PROSPECTUS SUPPLEMENT
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SECURITY GROWTH AND INCOME FUND
SECURITY EQUITY FUND
SECURITY ULTRA FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001

                       SUPPLEMENT DATED DECEMBER 8, 2000,
         TO PROSPECTUS DATED MAY 1, 2000, AS SUPPLEMENTED JULY 26, 2000

THE INVESTMENT MANAGER HAS ENGAGED THE DREYFUS CORPORATION TO PROVIDE INVESTMENT
ADVISORY  SERVICES TO GROWTH AND INCOME  FUND,  EFFECTIVE  JANUARY 2, 2001.  THE
PROSPECTUS  IS AMENDED  TO REFLECT  THIS  CHANGE  AND THE  APPOINTMENT  OF A NEW
CO-MANAGER FOR SMALL CAP GROWTH FUND. THE SECTION,  "FUNDS' PRINCIPAL INVESTMENT
STRATEGIES  - SECURITY  GROWTH AND INCOME  FUND," IS DELETED IN ITS ENTIRETY AND
REPLACED WITH THE FOLLOWING.

SECURITY  GROWTH AND INCOME FUND -- The Fund pursues its objective by investing,
under   normal   circumstances,   at  least   65%  of  its   total   assets   in
large-capitalization  value  companies  (those  whose total  market  value is $5 billion or greater at the time of purchase).  The Fund's stock  investments  may include common stocks,  preferred stocks and convertible securities of both U.S.
and U.S.  dollar-denominated  foreign  issuers.  The Fund  also  may  invest  in fixed-income securities, which are less volatile than stocks, to adjust the risk characteristics of the portfolio.  Fixed-income securities and equity securities that provide income will make up at least 25% of the Fund's portfolio.

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VALUE-ORIENTED   STOCKS  are  stocks  of  companies  that  are  believed  to  be undervalued  in terms of price  or  other  financial  measurements  and that are believed to have above average growth potential.
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In choosing stocks, the Sub-Adviser,  The Dreyfus  Corporation,  looks for value companies.  The Sub-Adviser uses proprietary  computer models to identify stocks that appear  favorably  priced and that may benefit from the current  market and economic environment. The Sub-Adviser then reviews these stocks for factors that could signal a rise in price, such as:

o  New products or markets

o  Opportunities for greater market share

o  More effective management

o  Positive changes in corporate structure or market perception

The Fund may invest a portion of its assets in options and futures contracts. It may also  sell  short,  which  involves  selling a  security  it does not own in anticipation  of a decline in the market price of the security.  When  employed, these practices are used primarily to hedge the Fund's portfolio but may be used to increase returns.

The  Fund  typically  sells a  stock  when it is no  longer  considered  a value company,  appears  less likely to benefit  from the current  market and economic
environment,   shows   deteriorating   fundamentals   or  falls   short  of  the
Sub-Adviser's expectations.

Under adverse market conditions, the Fund could invest some or all of its assets in cash, government bonds or money market securities. Although the Fund would do this only in  seeking  to avoid  losses,  the Fund may be  unable to pursue  its investment  objective during that time, and it could reduce the benefit from any upswing in the market.

THIS  PROSPECTUS  IS FURTHER  AMENDED BY ADDING THE  FOLLOWING  PARAGRAPH TO THE
SECTION, "INVESTMENT MANAGER."

The Investment Manager has engaged The Dreyfus Corporation, 200 Park Avenue, New
York,  New York 10166,  to provide  investment  advisory  services to Growth and
Income  Fund,  effective,   January  2,  2001.  Founded  in  1947,  The  Dreyfus
Corporation manages more than $127 billion in over 160 mutual fund portfolios.

THE  PROSPECTUS  IS AMENDED BY ADDING THE  FOLLOWING  PARAGRAPHS TO THE SECTION,
"PORTFOLIO MANAGERS."

TIMOTHY M.  GHRISKEY,  head of value equities for The Dreyfus  Corporation,  was named the manager of Growth and Income Fund in January 2001. Mr. Ghriskey joined
Dreyfus in 1995.  Prior to that date,  he was with Loomis,  Sayles & Company for ten years as an associate managing partner and equity/balanced account portfolio manager.  Mr.  Ghriskey is a graduate of Trinity College and received his M.B.A.
from  the  Darden  School  at the  University  of  Virginia.  He is a  Chartered
Financial Analyst and a Chartered Investment Counselor.

BRANDON  NELSON was named  co-manager  of the Small Cap Growth  Fund in December
2000. Mr. Nelson has over four years of investment experience.  He joined Strong in 1996  after  working  as a summer  intern  on Mr.  Ognar's  team in 1995.  He received a M.S. degree in finance from the University of  Wisconsin-Madison  and participated in the Applied Security Analysis Program.  Mr. Nelson also earned a
B.B.A. degree in finance from the University of Wisconsin-Madison.

UNDER THE SECTION  "PORTFOLIO  MANAGERS," THE SUBSECTION "TERRY A. MILBERGER" IS
AMENDED BY DELETING  THE  REFERENCE  TO MR.  MILBERGER  AS MANAGER OF GROWTH AND
INCOME FUND, EFFECTIVE JANUARY 2001.